                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 10, 1998




                          SUMMIT MEDICAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          Minnesota                      0-26390                  41-1545493
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



               10900 Red Circle Drive, Minnetonka, Minnesota 55343
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (612) 939-2200
                                                           --------------


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          (Former name or former address, if changed since last report)
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Item 5.   Other Events

          On June 10, 1998, Summit Medical Systems, Inc. (the "Company") announced, in a press release attached hereto as Exhibit 99, a series of strategic decisions intended to focus the Company's resources on its medical product manufacturer segment and to transition the Company out of the healthcare provider software market. The Company plans to concentrate exclusively on clinical research outsourcing for pharmaceutical, device and biologic manufacturers and will discontinue development and marketing of its healthcare provider software products.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Exhibits

              Exhibit No.             Description
              ----------              -----------
                 99                   Press Release, dated June 10, 1998.







                                      -2-
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 1998                 SUMMIT MEDICAL SYSTEMS, INC.


                                    /s/Barbara A. Cannon
                                    ----------------------------------
                                    Barbara A. Cannon
                                    Chief Executive Officer




















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                               INDEX TO EXHIBITS


Exhibit
Number        Item
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   99         Press Release, dated June 10, 1998